Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 - SUBSEQUENT EVENTS

In accordance with Accounting Standards Codification (“ASC”) 855 – Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before condensed financial statements are issued, the Company has evaluated all events and transactions that occurred after September 30, 2023, through the date the condensed financial statements were available for issuance. There are no subsequent events identified that would require disclosure in the condensed consolidated financial statements.

NOTE 15 - SUBSEQUENT EVENTS

The Company has evaluated events and transactions subsequent to December 31, 2022 through the date the financial statements were issued. Except for the following, there are no subsequent events identified that would require disclosure in the financial statements.

Compliance Notification from NASDAQ

On January 4, 2023, NASDAQ notified the Company that it had regained full compliance with the minimum bid price for continued listing on the Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2) (see Note 12 for further information.

Amendment to Common Warrant Agreement for the December 2022 Offering

On January 12, 2023, the Company entered into an Amendment to the Common Stock Purchase Warrant Agreement dated December 22, 2022, whereby the holder was issued warrants to purchase up to 2,571,429 shares of common stock at an exercise price of $3.50 per share. Per the Warrant Agreement, the initial exercise date was June 22, 2023; per the Amendment, the exercise date was changed to January 12, 2023.

Kinexum Agreement

On January 13, 2023, the Company entered into an agreement with Kinexum, which agreed to provide assistance to the Company in connection with the Conditional Marketing Authorization (CMA) and Marketing Approval Application (MAA) which the Company expects to submit to the UK Medicines and Healthcare products Regulatory Agency (MHRA) in connection with the Company’s planned use of adalimumab to treat progressive early-stage Dupuytren’s disease. Including the costs associated with the Kinexum contract, the Company anticipates that it will spend approximately $900,000 to $1,000,000, cumulative in the three quarters ending September 30, 2023 for activities associated with the MHRA filing and other regulatory preparation.

Quan Vu Separation

Effective January 15, 2023, the Company and Quan Vu (the Company’s former Chief Operating Officer/Chief Business Officer) mutually agreed to terminate Vu’s employment with 180LS. In accordance with the termination, the parties entered into a separation agreement, whereby the Company agreed to pay Vu an agreed-upon severance payment including accrued back-pay, agreed-upon health insurance expenses and accrued paid time-off for a total amount of $407,135.

Glenn Larsen Consulting Agreements

On February 22, 2023, the Company entered into a consulting agreement with Glenn Larsen to provide consulting services; in consideration for the services provided, the Company agrees to compensate Mr. Larsen in the amount of $10,000 per month; the amounts owed may be settled in cash or shares of the Company’s common stock (which will be subject to the Company’s 2022 Omnibus Incentive Plan (“Plan”) or another approved equity compensation plan) or a combination of both at the option of Mr. Larsen. No shares may be issued and cash will be the default payment method for fees until an increase in shares available in the Plan is approved and any issuance is conditioned upon the Company having sufficient shares in the Plan to be issued. Mr. Larsen is also eligible to participate in the Company’s stock option plan, subject to approval from the Board of Directors. The initial term of the agreement is for three years from the effective date of the contract and shall automatically extend for additional one-year periods.